UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 18, 2020, The Cooper Companies, Inc. (“Cooper”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Cooper’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on February 4, 2020. Votes were cast by the stockholders as set forth below.

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of Cooper until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Vote
A. Thomas Bender (Chairman)	39,314,915	4,662,287	42,548	1,347,806
Colleen E. Jay	42,806,915	1,180,718	32,118	1,347,805
William A. Kozy	40,215,398	3,772,778	31,574	1,347,806
Jody S. Lindell	41,275,682	2,712,161	31,907	1,347,806
Gary S. Petersmeyer	43,791,196	196,139	32,415	1,347,806
Allan E. Rubenstein, M.D. (Vice-Chairman and Lead Director)	38,404,855	5,572,212	42,684	1,347,805
Robert S. Weiss	41,959,217	2,017,314	43,219	1,347,806
Albert G. White III	43,186,873	800,671	32,205	1,347,807

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as Cooper’s independent registered public accounting firm for the fiscal year ending October 31, 2020 was ratified.

For	Against	Abstain	Broker Non-Vote
42,689,249	2,644,850	31,926	1,531

Proposal 3 – Approval of the 2020 Long-Term Incentive Plan for Non-Employee Directors

The stockholders approved, as presented, the 2020 Long-Term Incentive Plan for Non-Employee Directors.

For	Against	Abstain	Broker Non-Vote
39,510,122	4,491,704	17,925	1,347,805

Proposal 4 – Advisory Vote on Executive Compensation

The stockholders adopted, on an advisory basis, a resolution approving the compensation of Cooper’s Named Executive Officers as presented in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
36,036,635	7,916,462	66,651	1,347,808

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Mark J. Drury
Mark J. Drury
Vice President, Secretary & General Counsel

Dated: March 19, 2020